ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

040104

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20140299911-48
Filing Date and Time
04/24/2014 1:04 PM
Entity Number
E0219652014-0

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: JACC STUDIOS INC

2. Registered Agent for Service of Process: (check only one box)

☐ Commercial Registered Agent: Name

☒ Noncommercial Registered Agent (name and address below) OR ☐ Office or Position with Entity (name and address below)

PUBCO SERVICE
Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

1812 WEDGE PKWY	RENO	Nevada	89511
Street Address	City		Zip Code
1812 WEDGE PKWY	RENO	Nevada	89511
Mailing Address (if different from street address)	City		Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares with par value: 200000000 Par value per share: $ 0.0010 Number of shares without par value: 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) JIA ZHONGBO
Name

46 BINHAI WEST RD 8-12	DALIAN, LIAONIN PROV,	CH	116010
Street Address	City	State	Zip Code

2) ZHAO YAN
Name

46 BINHAI WEST RD 8-12	DALIAN, LIAONIN PROV,	CH	116010
Street Address	City	State	Zip Code

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be: ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) ☐ Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

JIA ZHONGBO
Name

X JIA ZHONGBO
Incorporator Signature

46 BINHAI WEST RD 8-12	DALIAN, LIAONIN PROV,	CH	116010
Address	City	State	Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X PUBCO SERVICE
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

4/24/2014
Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	JACC STUDIOS INC

FOREIGN NAME TRANSLATION:	Not Applicable

PURPOSE:	ANY LEGAL PURPOSE

REGISTERED AGENT NAME:	PUBCO SERVICE
STREET ADDRESS:	1812 WEDGE PKWY, RENO, NV 89511
MAILING ADDRESS:	1812 WEDGE PKWY, RENO, NV 89511

ADDITIONAL	Directors/Trustees
Name: JIA XIAOLIANG	Name: JIA YI
Address: 46 BINHAI WEST RD 8-12	Address: 46 BINHAI WEST RD 8-12
City: DALIAN, LIAONIN PROV, CHN	City: DALIAN, LIAONIN PROV, CHN
State: CH	State: CH
Zip Code: 116010	Zip Code: 116010
Name: XU JINGHUA	Name: YU JIANHUA
Address: 46 BINHAI WEST RD 8-12	Address: 46 BINHAI WEST RD 8-12
City: DALIAN, LIAONIN PROV, CHN	City: DALIAN, LIAONIN PROV, CHN
State: CH	State: CH
Zip Code: 116010	Zip Code: 116010

SECRETARY OF STATE

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **JACC STUDIOS INC**, did on April 24, 2014, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on April 24, 2014.

ROSS MILLER
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20140424-2227
You may verify this certificate
online at **http://www.nvsos.gov/**